UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2011

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	001-33794	26-1342272
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                  Results of Operations and Financial Condition

On August 8, 2011, Hillenbrand, Inc. (the “Company”) announced its earnings for the third quarter ended June 30, 2011.  This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.  The Company will sponsor a conference call and webcast at 8:00 a.m. EDT Tuesday, August 9, 2011 and the webcast will be accessible on the Company’s website at http://www.HillenbrandInc.com.

Item 7.01.   Regulation FD Disclosure

A copy of presentation slides to be used by the Company for its third-quarter 2011 earnings call is attached as Exhibit 99.2 to this Current Report on Form 8-K.  These presentation slides are also available on the Company’s website under “Investor Relations” at www.HillenbrandInc.com.

The information in this Report, including the Exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures

While the Company reports financial results in accordance with accounting principles generally accepted in the United States (GAAP), the attached third-quarter 2011 earnings call slides include non-GAAP measures. These non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The Company uses the non-GAAP measures to evaluate and manage its operations and provides the information to investors so they can see the results “through the eyes” of management. The Company further believes that providing this information enables investors better to understand the ongoing operating performance of the Company. Investors should consider non-GAAP measures in addition to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.

Item 9.01.                  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 8, 2011 issued by the Company.
99.2	Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

DATE: August 8, 2011	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and
Chief Financial Officer

DATE: August 8, 2011	BY:	/S/ Elizabeth E. Dreyer
Elizabeth E. Dreyer
Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 8, 2011 issued by the Company.
99.2	Presentation Slides